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CUSIP NO. 15100A104                   13G                    PAGE 16 OF 18 PAGES
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                                                                       Exhibit 2

                               POWERS OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark McDonnell his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 27th day of September, 2004.

                                    By: ARCH VENTURE FUND IV, L.P.

                                        By: ARCH Venture Partners IV, L.L.C.
                                            its General Partner

                                            By: /s/ Keith Crandell
                                                --------------------------------
                                                Keith Crandell
                                                Managing Director

                                    By: ARCH ENTREPRENEURS FUND, L.P.

                                        By: ARCH Venture Partners IV, L.L.C.
                                            its General Partner

                                            By: /s/ Keith Crandell
                                                --------------------------------
                                                Keith Crandell
                                                Managing Director

                                        ARCH VENTURE PARTNERS IV, L.L.C.

                                            By: /s/ Keith Crandell
                                                --------------------------------
                                                Keith Crandell
                                                Managing Director

                                        /s/ Steven Lazarus
                                        ----------------------------------------
                                            Steven Lazarus

                              Page 16 of 18 Pages

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CUSIP NO. 15100A104                   13G                    PAGE 17 OF 18 PAGES
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                                        /s/ Keith Crandell
                                        ----------------------------------------
                                            Keith Crandell

                                        /s/ Robert Nelsen
                                        ----------------------------------------
                                            Robert Nelsen

                                        /s/ Clinton Bybee
                                        ----------------------------------------
                                            Clinton Bybee

                              Page 17 of 18 Pages